UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2007
BRADY CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-14959

Wisconsin (State of Incorporation)	39-0971239 (IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On February 8, 2007, Brady Corporation (the “Corporation”) issued a press release announcing preliminary financial results for the Corporation for its fiscal 2007 second quarter and revised guidance for its fiscal year 2007. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.
Item 8.01 OTHER EVENTS
     See the information contained in Item 2.02 above, which is incorporated by reference in this item.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
     The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit

99	Press Release of Brady Corporation, dated February 8, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION
Date: February 9, 2007	/s/ David Mathieson
David Mathieson
Vice President & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99	Press Release of Brady Corporation, dated February 8, 2007.